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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


    PURSUANT TO SECTION 13, OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 29, 1996



                                   BSB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                  0-17177                 16-1327860
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       (State or other      (Commission File Number)      (IRS Employer
       jurisdiction of                                 Identification No.)
       incorporation)


     58-68 Exchange Street, Binghamton, New York              13902
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     (Address of principal executive office)                (Zip Code)


     Registrant's telephone number, including area code:  (607) 779-2525
                                                          ----------------


                                Not Applicable
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     (Former name or former address, if changed since last report)
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Item 5.         Other Events
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                Amendment of Rights Agreement.  Effective January 29, 1996, in
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connection with the Rights Agreement (the "Rights Agreement") dated as of May
22, 1989 between BSB Bancorp, Inc. (the "Company") and Chase Lincoln First Bank, N.A. ("Chase"), the Company removed Chase as Rights Agent and appointed American Stock Transfer & Trust Company ("AST") as successor Rights Agent. On January 29, 1996, the Company and AST executed Amendment No. 1 to Rights Agreement, which is attached as an exhibit hereto, and incorporated by reference herein.


Item 7.         Financial Statements and Exhibits
                ---------------------------------

                c.  Exhibits
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                       Exhibit No.              Description
                       ----------               -----------
                           4             Amendment No. 1 to Rights Agreement

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BSB BANCORP, INC.


Date:  February 5, 1996                  By: /s/ William H. Rincker
                                             -------------------------
                                                 William H. Rincker
                                                 Chairman and
                                                 Chief Executive Officer

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                               INDEX TO EXHIBITS

EXHIBIT
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NUMBER                    EXHIBIT DESCRIPTION                           PAGE
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  4                       Amendment No. 1 to Rights Agreement ...........E-1


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